UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 1, 2025
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 7.01.      Regulation FD Disclosure
Attached hereto as Exhibit 99.1 is a press release dated July 1, 2025, for Serina Therapeutics, Inc. (the “Serina”).
The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by Serina under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Serina that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Serina.
Item 8.01. Other Events.
Serina has set November 7, 2025, as the date for its 2025 annual meeting of stockholders (the “Annual Meeting”). The time and location of the Annual Meeting will be set forth in Serina’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).
Because the date of the Annual Meeting represents a change of more than 30 days from the anniversary of Serina’s 2024 annual meeting of stockholders, the deadline for stockholder proposals to be submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), for inclusion in Serina’ proxy materials for the Annual Meeting will be 5:00 p.m. (Central Time) on Friday, August 15, 2025, which Serina’s Board of Directors has determined to be a reasonable period of time before Serina expects to begin to print and send its proxy materials for the Annual Meeting. Stockholder proposals submitted in accordance with Rule 14a-8 of the Exchange Act must also comply with the remaining requirements of Rule 14a 8 in order to be included in the proxy materials for the Annual Meeting.
Stockholder proposals and director nominations submitted pursuant to Serina’s Amended and Restated Bylaws for consideration at the Annual Meeting must be submitted in writing and must be received by the Corporate Secretary at Serina’s principal executive offices at Serina Therapeutics, Inc., 601 Genome Way, Suite 2001, Huntsville, Alabama 35806, no earlier than July 10, 2025, and no later than August 9, 2025, in order to be considered timely. Stockholder proposals outside of Rule 14a-8 of the Exchange Act and director nominations must also comply with the requirements contained in Section 3.2 of Serina’s Amended and Restated Bylaws in order to be considered at the Annual Meeting. Stockholders are urged to read the complete text of Serina’s Amended and Restated Bylaws for complete information regarding submission.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 1, 2025, issued by Serina Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: July 1, 2025	By:	/s/ Steve Ledger
Chief Executive Officer